Exhibit 99.2

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,729	100.0	$ 20,348	100.0	1.9
Cost of products sold	6,867	33.1	6,589	32.4	4.2
Gross Profit	13,862	66.9	13,759	67.6	0.7
Selling, marketing and administrative expenses	5,374	26.0	5,543	27.3	(3.0)
Research and development expense	2,599	12.5	2,508	12.3	3.6
In-process research and development	—	—	1,126	5.6
Interest (income) expense, net	(41)	(0.2)	68	0.3
Other (income) expense, net	4,214	20.3	3	0.0
Restructuring	69	0.4	88	0.4
Earnings before provision for taxes on income	1,647	7.9	4,423	21.7	(62.8)
Provision for/(Benefit from) taxes on income	(106)	(0.6)	489	2.4	(121.7)
Net earnings	$ 1,753	8.5	$ 3,934	19.3	(55.4)

Net earnings per share (Diluted)	$ 0.66		$ 1.44		(54.2)

Average shares outstanding (Diluted)	2,669.9		2,727.6

Effective tax rate	(6.4)%		11.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 7,116	34.3	$ 6,780	33.3	5.0
Net earnings	$ 5,672	27.4	$ 5,590	27.5	1.5
Net earnings per share (Diluted)	$ 2.12		$ 2.05		3.4
Effective tax rate	20.3%		17.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 61,312	100.0	$ 61,187	100.0	0.2
Cost of products sold	20,422	33.3	20,130	32.9	1.5
Gross Profit	40,890	66.7	41,057	67.1	(0.4)
Selling, marketing and administrative expenses	16,139	26.3	16,549	27.1	(2.5)
Research and development expense	8,123	13.3	7,551	12.3	7.6
In-process research and development	890	1.4	1,126	1.8
Interest (income) expense, net	(43)	(0.1)	340	0.6
Other (income) expense, net	2,509	4.1	427	0.7
Restructuring	162	0.3	187	0.3
Earnings before provision for taxes on income	13,110	21.4	14,877	24.3	(11.9)
Provision for taxes on income	2,001	3.3	2,622	4.3	(23.7)
Net earnings	$ 11,109	18.1	$ 12,255	20.0	(9.4)

Net earnings per share (Diluted)	$ 4.13		$ 4.49		(8.0)

Average shares outstanding (Diluted)	2,688.1		2,729.6

Effective tax rate	15.3%		17.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 22,597	36.9	$ 20,652	33.8	9.4
Net earnings	$ 18,283	29.8	$ 16,943	27.7	7.9
Net earnings per share (Diluted)	$ 6.80		$ 6.21		9.5
Effective tax rate	19.1%		18.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 1,647	4,423	(62.8)%
Intangible asset amortization expense	1,138	1,085
In-process research and development	—	1,126
Litigation expense, net	4,000	—
Restructuring/Other (1)	128	190
Actelion acquisition related cost	33	40
Auris Health acquisition related cost	65	—
AMO acquisition related cost	9	36
Unrealized loss/(gain) on securities	89	9
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	—
Other	7	55
Earnings before provision for taxes on income - as adjusted	$ 7,116	6,780	5.0%

Net Earnings - as reported	$ 1,753	3,934	(55.4)%
Intangible asset amortization expense	1,011	968
In-process research and development	—	859
Litigation expense, net	3,080	—
Restructuring/Other	106	162
Actelion acquisition related cost	30	37
Auris Health acquisition related cost	51	—
AMO acquisition related cost	7	29
Unrealized loss/(gain) on securities	71	8
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	—
Impact of tax legislation (2)	(391)	(265)
Other	(46)	42
Net Earnings - as adjusted	$ 5,672	5,590	1.5%

Diluted Net Earnings per share - as reported	$ 0.66	1.44	(54.2)%
Intangible asset amortization expense	0.38	0.35
In-process research and development	—	0.32
Litigation expense, net	1.15	—
Restructuring/Other	0.04	0.06
Actelion acquisition related cost	0.01	0.02
Auris Health acquisition related cost	0.02	—
AMO acquisition related cost	—	0.01
Unrealized loss/(gain) on securities	0.03	—
Contingent liability reversal	—	(0.07)
Diabetes asset impairment	—	—
Impact of tax legislation	(0.15)	(0.10)
Other	(0.02)	0.02
Diluted Net Earnings per share - as adjusted	$ 2.12	2.05	3.4%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		2.08

Impact of currency at 2018 foreign currency exchange rates	0.05	(0.03)

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 2.17	2.05	5.9%

(1) Includes $20M recorded in cost of products sold and $39M recorded in other (income) expense for the third quarter 2019. Includes $23M recorded in cost of products sold and $79M recorded in other (income) expense for the third quarter 2018.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 13,110	14,877	(11.9)%
Intangible asset amortization expense	3,386	3,284
In-process research and development	890	1,126
Litigation expense, net	4,832	703
Restructuring/Other (1)	360	473
Actelion acquisition related cost	123	200
Auris Health acquisition related cost	56	—
AMO acquisition related cost	50	82
Unrealized loss/(gain) on securities	(217)	(3)
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	4
Other	7	90
Earnings before provision for taxes on income - as adjusted	$ 22,597	20,652	9.4%

Net Earnings - as reported	$ 11,109	12,255	(9.4)%
Intangible asset amortization expense	2,836	2,931
In-process research and development	703	859
Litigation expense, net	3,764	609
Restructuring/Other	297	395
Actelion acquisition related cost	114	193
Auris Health acquisition related cost	44	—
AMO acquisition related cost	40	68
Unrealized loss/(gain) on securities	(171)	(2)
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	3
Impact of tax legislation (2)	(391)	(253)
Other	(62)	69
Net Earnings - as adjusted	$ 18,283	16,943	7.9%

Diluted Net Earnings per share - as reported	$ 4.13	4.49	(8.0)%
Intangible asset amortization expense	1.06	1.07
In-process research and development	0.26	0.32
Litigation expense, net	1.40	0.22
Restructuring/Other	0.11	0.15
Actelion acquisition related cost	0.04	0.07
Auris Health acquisition related cost	0.02	—
AMO acquisition related cost	0.01	0.02
Unrealized loss/(gain) on securities	(0.06)	—
Contingent liability reversal	—	(0.07)
Diabetes asset impairment	—	—
Impact of tax legislation	(0.15)	(0.09)
Other	(0.02)	0.03
Diluted Net Earnings per share - as adjusted	$ 6.80	6.21	9.5%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		6.04

Impact of currency at 2018 foreign currency exchange rates	0.18	0.17

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 6.98	6.21	12.4%

(1) Includes $81M recorded in cost of products sold and $117M recorded in other (income) expense for nine months 2019 YTD. Includes $73M recorded in cost of products sold and $213M recorded in other (income) expense for nine months 2018 YTD.

(2) Includes foreign currency translation